UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2005

CATAPULT COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	0-24701	77-0086010
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
160 SOUTH WHISMAN ROAD
MOUNTAIN VIEW, CA 94041
(Address of principal executive offices, including zip code)
650-960-1025
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) Dismissal of PricewaterhouseCoopers LLP
     On December 28, 2005, the Audit Committee (the “Committee”) of the Board of Directors of Catapult Communications Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”) as its independent registered public accountants.
     The audit reports of PWC on the consolidated financial statements of the Company and its subsidiaries for the years ended September 30, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     During the Company’s two most recent fiscal years ended September 30, 2005 and 2004, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PWC’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.
     During the Company’s two most recent fiscal years ended September 30, 2005 and 2004, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
     The Company has provided PWC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company has requested PWC to furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of PWC’s letter, dated January 4, 2006, is attached hereto as Exhibit 16.1 to this Form 8-K.
(b) New Independent Registered Public Accountants
     On December 28, 2005, the Committee engaged Deloitte & Touche LLP (“Deloitte”) as its independent registered public accountants to audit the Company’s financial statements. The Company did not, nor did anyone on its behalf, consult Deloitte during the Company’s two most recent fiscal years prior to the Company’s engagement of Deloitte regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(2).
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 4, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATAPULT COMMUNICATIONS CORPORATION
By:	/s/ Christopher Stephenson
Christopher Stephenson
Chief Financial Officer

Date: January 4, 2006

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated January 4, 2006

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